Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Eat at Joe's, Ltd. on Form SB-2 of our reports dated March 23, 1998, and to reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                                             ROBISON, HILL & CO.

Salt Lake City, Utah

August 25, 1998